UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest reported event): February 27, 2006

                               MOTIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       0-23044               93-0976127
(State or Other Jurisdiction of        Commission            (IRS Employer
       Incorporation)                  File Number)        Identification No.)

     300 Knightsbridge Pkwy.
        Lincolnshire, IL                                        60069
      (Address of Principal                                   (Zip Code)
       Executive Offices)

        Registrant's telephone number, including area code: 847-478-4200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2004, as amended, and quarterly report on Form 10-Q for the quarter ended September 30, 2005. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) On February 27, 2006 the Board of Directors of Motient Corporation appointed David Grain and David Meltzer to serve on its Board of Directors. Neither Mr. Grain nor Mr. Meltzer has been elected to sit on any committee of the Board.

     Mr. Grain, 43, has served as the managing member and founder of Grain Capital, a private equity and venture capital firm that invests primarily in the wireless telecommunications section since January 2006. From January 2003 to December 2005, he served as President of Global Signal, Inc. (formerly Pinnacle Towers), a publicly traded independent wireless communications tower company. From May 2000 to January 2003, Mr. Grain served as Senior Vice President of AT&T Broadband's New England region. Mr. Grain holds a B.A. in English from the College of the Holy Cross and an M.B.A. from the Amos Tuck School at Dartmouth College with a concentration on Finance and Business Strategy.

     Mr. Meltzer, 45, has served as Senior Vice President for International Services for the American Red Cross since July 2005. From October 2001 to February 2005, Mr. Meltzer served as General Counsel and Executive Vice President for Regulatory Affairs and from December 1999 to September 2001 as Vice President and General Counsel for INTELSAT, Ltd., a publicly traded a satellite communications company. From 1989 to December 1999, Mr. Meltzer served in various other positions with INTELSAT, including as Senior Director in the Corporate Restructuring Division. Mr. Meltzer holds a B.A. in International Relations from the University of Pennsylvania and a J.D. from George Washington University National Law Center.


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Item 7.01 - Regulation FD Disclosure.

Motient Corporation issued a press release, dated February 28, 2006, which is attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

(d)         Exhibits

99.1        Press release dated February 28, 2006



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MOTIENT CORPORATION



                                        By: /s/ Robert Macklin
                                            ------------------
                                            Robert Macklin
                                            Vice President, General Counsel and
                                            Secretary

Date:  February 28, 2006